                              AFBA 5Star Fund, Inc.

                            AFBA 5Star Small Cap Fund
                                  (the "Fund")

                                 Advisory Series
                            Class A, B, and C Shares

    Supplement dated February 13, 2007 to the Prospectus dated July 31, 2006.

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

On May 25, 2006, the Fund's Board of Directors  unanimously decided to close the
Fund's Class A, Class B and Class C Shares to new investors  when its net assets reached $250 million. On January 31, 2007, based on the assessment of the Fund's
sub-adviser,   Kornitzer  Capital  Management,  Inc.,  the  Board  of  Directors
unanimously  decided to delay the  closing of the Fund until its assets  reached
$265 million. Notwithstanding its closing, the Fund's Class A, Class B and Class
C Shares will remain open for: (i) new purchases from existing  account  owners;
and (ii) 401(k) plans to continue to set up new accounts in Class A Shares.

          INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.